Exhibit 32.1

COPSYNC, INC.
CERTIFICATION OF CORPORATE OFFICERS
(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of COPsync, Inc. (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Company's Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

Date: March 30, 2016	By:	/s/ RONALD A. WOESSNER
Ronald A. Woessner
Chief Executive Officer

	By:	/s/ BARRY W. WILSON
Barry W. Wilson
Chief Financial Officer